Exhibit 4.2

CLASS A
COMMON STOCK

THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL OF THE PROVISIONS OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND AMENDED AND RESTATED CONSTITUTION OF THE COMPANY (COPIES OF WHICH ARE ON FILE WITH THE COMPANY AND WITH THE TRANSFER AGENT), TO ALL OF WHICH EACH HOLDER, BY ACCEPTANCE HEREBY, ASSENTS.

NUMBER
A

SHARES

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK

ISE

INTERNATIONAL SECURITIES EXCHANGE.

CUSIP 000000 00 0
SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

INTERNATIONAL SECURITIES EXCHANGE, INC.

THIS IS TO CERTIFY THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 PER SHARE OF THE CLASS A COMMON STOCK OF

International Securities Exchange, Inc. tranferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

CERTIFICATE OF STOCK

Dated

INTERNATIONAL SECURITIES EXCHANGE, INC.
CORPORATE
SEAL
2001
DELAWARE

FOR POSITION ONLY

CHAIRMAN OF THE BOARD

SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
THE BANK OF NEW YORK,
BY
TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

American Bank Note Company

INTERNATIONAL SECURITIES EXCHANGE, INC.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE CORPORATE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE COMPANY MAY REQUIRE THE OWNER OF A LOST, STOLEN OR DESTROYED STOCK CERTIFICATE, OR HIS OR HER LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AGAINST ANY CLAIM THAT MAY BE MADE AGAINST IT ON ACCOUNT OF THE ALLEGED LOSS, THEFT OR DESTRUCTION OF ANY SUCH CERTIFICATE.

RESTRICTIONS ON TRANSFER AND OWNERSHIP FOR ALL STOCKHOLDERS

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND/OR OWNERSHIP LIMITATIONS SET FORTH IN ARTICLE FOURTH, SUBSECTION III OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY (THE “CERTIFICATE OF INCORPORATION”), INCLUDING SPECIFIC LIMITATIONS ON THE AMOUNT OF STOCK THAT ANY PERSON OR GROUP OF RELATED PERSONS, AS DEFINED IN THE CERTIFICATE OF INCORPORATION, MAY OWN OF RECORD OR BENEFICIALLY, WHETHER DIRECTLY OR INDIRECTLY. A COPY OF THE CERTIFICATE OF INCORPORATION IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE SOLD, EXCHANGED, TRANSFERRED, ASSIGNED, PLEDGED, PARTICIPATED, HYPOTHECATED OR OTHERWISE DISPOSED OF ONLY IN ACCORDANCE WITH ARTICLE FOURTH, SUBSECTION III OF THE CERTIFICATE OF INCORPORATION.

THE VOTING POWER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND LIMITATIONS SET FORTH IN ARTICLE FOURTH, SUBSECTION III OF THE CERTIFICATE OF INCORPORATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT–		Custodian
TEN ENT	– as tenants by the entireties		(Cust)		(Minor)
JT TEN	– as joint tenants with right of survivorship and not		under Uniform Gifts to Minors
	as tenants in common		Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

_________________________________________________________________________________________________Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________ _____________________________________________________________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.